UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of report (Date of earliest event reported): January 13, 2005

BOUNDLESS MOTOR SPORTS RACING, INC.

(Exact Name of Registrant as Specified in Charter)

Colorado	0-18045	84-0953839

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2500 McGee Drive, Suite 147
Norman, Oklahoma 73072
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (405) 360-5047

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

     On January 13, 2005, the Company entered into three promissory notes pursuant to which certain of its shareholders loaned the Company an aggregated principle amount of $700,000.00. The promissory notes bear interest at the rate of eight percent per annum and become due and payable on January 31, 2005.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     Please see the Company’s response to Item 1.01.

Item 9.01.	Financial Statements and Exhibits.

     (c) Exhibits.

     The following is a list of exhibits filed as part of this Current Report on Form 8-K:

10.1	Form of Promissory Note dated January 13, 2005, issued by Boundless Motor Sports Racing, Inc.

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SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATE: January 17, 2005	BOUNDLESS MOTOR SPORTS RACING, INC.
	By:	/s/ Glenn Jackson
		Name:	Glenn Jackson
		Title:	Chief Financial Officer

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